SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) April 15, 2003

                                  Mestek, Inc.
             (Exact name of registrant as specified in its chapter)

    Pennsylvania                        1-448                  25-0661650
(State or other jurisdiction             (Commission              (IRS Employer
   of incorporation)                  File Number)           Identification No.)
 260 North Elm Street, Westfield, MA                             01085
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (413)-568-9571

    Item 12.  Disclosure of Results of Operations and Financial Condition


    On April 15, 2003, Mestek, Inc. ("Mestek") issued a release setting forth Mestek's fiscal year and fiscal quarter ended December 31, 2002 earnings.

    A copy of Mestek's release is being furnished to the Securities and Exchange Commission and is attached hereto as Exhibit 99.

    Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable

(b) Not applicable

       (c)  Exhibits

    Exhibit Number                              Description

99  Earnings Release for
                        Fiscal Year and Fiscal Quarter Ended December 31, 2003
...............................................................................

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     MESTEK, INC.

                                                     By /s/ Stephen M. Shea
                                                     Stephen M. Shea
                                                     Senior Vice President
                                                     Chief Financial Officer

       Date:  April 16, 2003

                                                        Contact:    John E. Reed
                                                        (413) 568-9571

                              FOR IMMEDIATE RELEASE

Westfield, MA  (April 15, 2003)
Mestek today reported its fourth quarter and full year 2002 results of operations:

MESTEK INC. (MCC)                                                                 EARNINGS DIGEST

Twelve months December 31:                                                  2002                     2001
                                                                            ----                     ----

Revenues from continuing operations                                      $373,874,000             $394,103,000
Net income before unusual items (Non-GAAP Financial Measure)               10,118,000                7,667,000
  Less Equity Loss in Investee (net of tax)                                   ---                   (9,060,000)
  Less Environmental charges (net of tax)                                 (11,189,000)              (1,240,000)
  Plus Nonrecurring Gains (net of tax)                                       ---                     8,947,000
  Less Goodwill Impairment Charges (net of tax)                           (29,334,000)              ---
                                                                          ------------        ----------------
Net income (loss) (Comparable GAAP Financial Measure)                    ($30,405,000)              $6,314,000 *
                                                                         =============              ==========

Basic earnings per share:
Net income before unusual items (Non-GAAP Financial Measure)                  $1.16                    $0.88
  Less Equity Loss in Investee (net of tax)                                     ---                    (1.04)
  Less Environmental charges (net of tax)                                     (1.28)                   (0.14)
  Plus Nonrecurring Gains (net of tax)                                                                  1.02
  Less Goodwill Impairment Charges (net of tax)                               (3.36)                     ---
                                                                              ------                   ------

Basic Earnings Per Share (Comparable GAAP Financial Measure)                 ($3.48)                   $0.72 *
                                                                             =======                  =======

Basic weighted average shares outstanding                                   8,722,000                8,723,000
                                                                            =========                =========
Diluted earnings per share:
Net income before unusual items (Non-GAAP Financial Measure)                  $1.16                    $0.88
  Less Equity Loss in Investee (net of tax)                                     ---                    (1.04)
  Less Environmental charges (net of tax)                                     (1.28)                   (0.14)
  Plus Nonrecurring Gains (net of tax)                                          ---                     1.02
  Less Goodwill Impairment Charges (net of tax)                               (3.36)                      ---
                                                                              ------                   -------

Diluted Earnings per share (Comparable GAAP Financial Measure)               ($3.48)                   $0.72 *
                                                                             =======                   =====

Diluted weighted average shares outstanding                                 8,722,000                8,765,000
                                                                            =========                =========

Quarter ended Dec 31:                                              2002                       2001

Revenues from continuing operations                                       $98,878,000              $98,877,000

Net income before unusual items (Non-GAAP Financial Measure)                4,366,000                  839,000
  Less Equity Loss in Investee (net of tax)                                  ---                    (9,060,000)
  Less Environmental charges (net of tax)                                  (4,356,000)              (1,240,000)
                                                                            ----------              -----------

Net income (loss) (Comparable GAAP Financial Measure)                         $10,000              ($9,461,000) *
                                                                              =======              ============

Basic earnings per share:
Net income before unusual items (Non-GAAP Financial Measure)                   0.50                   0.10
  Less Equity Loss in Investee (net of tax)                                     ---                  (1.04)
  Less Environmental charges (net of tax)                                     (0.50)                 (0.14)
                                                                              ------                 ------

Basic Earnings Per Share (Comparable GAAP Financial Measure)                   0.00                  (1.08) *
                                                                               ====                  ======

Basic weighted average shares outstanding                                   8,722,000              8,723,000
                                                                            =========              =========

Diluted earnings per share:
Net income before unusual items (Non-GAAP Financial Measure)                   0.50                   0.10
  Less Equity Loss in Investee (net of tax)                                     ---                  (1.04)
  Less Environmental charges (net of tax)                                     (0.50)                 (0.14)
                                                                              ------                 ------

Diluted Earnings per share (Comparable GAAP Financial Measure)                 0.00                  (1.08) *
                                                                               ====                  ======

Diluted weighted average shares outstanding                                 8,722,000              8,765,000
                                                                            =========              =========

*  restated to reflect subsidiary stock options.

John E. Reed, Chairman and CEO, indicated as follows:

Net Income Before Unusual Items, (a "Non-GAAP Financial Measure"), represents the Company's after tax earnings exclusive of items which the Company believes are unusual in nature. Management believes that the unusual items identified, while not necessarily "nonrecurring", are sufficiently anomalous to warrant the presentation of a separate financial measure which allows investors to evaluate the Company's performance exclusive of these items. The unusual items consist of
(1) disproportionately large Environmental Charges incurred in 2001 and 2002 relating to alleged releases of pollutants by a subsidiary prior to the Company's acquisition of that subsidiary, (2) an equity loss incurred in 2001 related to a non core investment in a software company, (3) a goodwill impairment charge recorded in 2002 and (4) a gain on the sale of a subsidiary in 2001.

The 32% increase in Net Income Before Unusual Items from 2001 to 2002 reflects improved performances from the Company's core HVAC (heating ventilating, and air conditioning) and Metal Forming Equipment manufacturing businesses. To a large degree, the improved results relate to successful efforts at reducing overhead costs in order to adapt to market conditions which remain somewhat depressed in the Metal Forming Equipment industry and soft in certain areas of the HVAC industry.